EXHIBIT 10.1

UNITED STATES DEPARTMENT OF AGRICULTURE	TYPE OF RESEARCH AGREEMENT
RESEARCH AGREEMENT	Cooperative Research and Development Agreement
	AGREEMENT NO. 58-3K95-3-967	TYPE OF ACTION NEW
AGENCY (Name and Address)
Agricultural Research Service 1400 Independence Avenue SW Washington DC 20250-0302	PERIOD OF AGREEMENT 11/1/02 through 10/31/04
	FEDERAL OBLIGATION $ -0-	CHANGE IN FEDERAL OBLIGATION N/A
	CRIS NO.	AUTHORITY
PERFORMING ORGANIZATION (Name and Address) Zeta Corporation 1025 - 11811 N. Tatum Blvd. Phoenix, AZ 85028-1699	1265-31000-087-01T	15 USC 3710a, et seq.
OBLIGATION DISTRIBUTION
	Accounting Code	$Amount
	X91-1265-356	$292,727.00
PRINCIPAL INVESTIGATOR (Name and Address) Harmel Rayat (Same as Above)	FINANCE OFFICE (Complete Mailing Address) USDA, ARS, BA, Budget and Fiscal Office 10300 Baltimore Ave. Bldg. 003, Rm. 206, BARC-West Beltsville, MD 20705-2350
TITLE OF PROJECT Development and Application of an In Vitro Model of the Pig Liver	AUTHORIZED DEPARTMENTAL OFFICER'S DESIGNATED REPRESENTATIVE (Name and Address) Neil C. Talbot USDA, ARS, BA, ANRI, GEML 10300 Baltimore Ave. Bldg. 200, Rm. 13A, BARC-E Beltsville, MD 20705-2350
LOG #22659 Incorporated into this Agreement are the following: 1. General Provisions. 2. Schedule 1 - Certifications. 3. Schedule 2 - Statement of Work. 4. Schedule 3 - Estimated Budget.

FOR THE UNITED STATES DEPARTMENT OF AGRICULTURE
AUTHORIZED DEPARTMENTAL OFFICER	TYPED NAME	DATE October 22, 2002
/s/ Richard Brenner	RICHARD J. BRENNER
FOR THE PERFORMING ORGANIZATION (Signature of person authorized by the governing body of the performing organization to incur contractual obligations.)
SIGNATURE /s/ Harmel S. Rayat	TYPED NAME AND TITLE Harmel Rayat	DATE November 1, 2002

SIGNATURE	TYPED NAME AND TITLE	DATE

GENERAL PROVISIONS

1.

Definitions

ARS means the United States Department of Agriculture=s Agricultural Research Service.

Zeta means Zeta Corporation

Agreement means this Cooperative Research and Development Agreement.

Confidential Information means trade secrets or commercial or financial information that is privileged or confidential, under the meaning of 5 USC 552(b)(4).

Subject Inventions means any invention or other intellectual property conceived or first reduced to practice under this Agreement which is patentable or otherwise protectable under Title 35 of the United States Code, under 7 USC 2321, et seq., or under the patent laws of a foreign country.  Specifically not included in the definition of Subject Inventions are inventions made outside The Scope of Agreement or prior to the execution of this Agreement.

Scope of Agreement means those activities set forth in Schedule 2, Statement of Work.

2.

Publications

a.

Subject to the requirements of confidentiality and preservation of rights in Subject Inventions, either party may publish the results of this Agreement, PROVIDED:

(1)

The other party is allowed to review the manuscript at least sixty (60) days prior to submission for publication.

(2)

The publication shall acknowledge this Agreement and the contributions of each party's personnel.

b.

The final decision as to the publication content rests with the party that writes the publication.

c.

Publication and/or other disclosure of the results of this Agreement shall be delayed as necessary to preserve both United States of America and foreign patent rights in a Subject Invention.

(1)

Such a delay will only be granted if requested in writing; and

(2)

The requesting party demonstrates promptness and diligence in seeking patent protection on the Subject Invention.

3.

Meetings, Reports and Records

a.

Frequent and effective communication is essential to the successful accomplishment of the objectives of this Agreement.  To this end, the scientific representatives of ARS and Zeta shall meet at least once every six (6) months to exchange results, perform critiques, and make plans and recommendations.  Written progress reports shall be supplied by each party to the other at least fifteen (15) calendar days prior to each semiannual meeting.

b.

Any such plan or recommendation that is outside the Scope of Agreement shall be reduced to writing and referred to the management of each party for appropriate action.  Any such plan or recommendation so referred shall not be binding upon either party unless incorporated into this Agreement by amendment.

c.

Each party shall keep complete records relating to this research.  All such records shall be available for inspection by either party at reasonable times.  The records, or true copies of them, shall be delivered to either party upon request.

d.

The results of this Agreement and research data which are collected, compiled, and evaluated under this Agreement shall be shared and mutually interchanged by Zeta and ARS.

e.

A final report summarizing all data shall be submitted by each party to the other within sixty (60) days of the completion of this Agreement.

4.

Confidentiality

a.

Confidential Information which is owned by one party to this Agreement and given to the other shall not be disclosed by the recipient without the written permission of the owner.

b.

Confidential Information given by one party to the other  under this Agreement shall be labeled "CONFIDENTIAL" by the submitter.

c.

To the extent either party orally submits its Confidential Information to the other party, the submitting party will prepare a document marked "CONFIDENTIAL" embodying or identifying in reasonable detail such orally submitted Confidential Information and provide the document to the other party.

d.

Any Confidential Information created under this Agreement which normally would be included in scientific publications describing the results under this Agreement may be included in such publications after an one (1) year delay after creation of the information unless Zeta waives delay.

(1)

Such publications may be delayed an additional year upon justifiable request from the non-publishing party; and

(2)

The preparation and filing of a patent application on a Subject Invention is sufficient justification.

e.

Neither party shall be bound by confidentiality if the Confidential Information received from the other party:

(1)

Already is available to the public or known to the recipient;

(2)

Becomes available to the public through no fault of the recipient; or

(3)

Is nonconfidentially received from another party legally entitled to it.

5.

Research Exclusion

a.

The results of this Agreement owned or co-owned by the US Government may be made available to others by ARS for bona fide noncommercial research purposes if:

(1)

Confidentiality is not breached; or

(2)

Patent or Plant Variety Protection Certificate rights are not compromised.

b.

Plants and animals, their genetic materials or information relating thereto, or reproducing parts thereof, covered by Plant Variety Protection Certificates, Plant Patents, or Utility Patents, owned or co-owned by ARS, may be made available by ARS to third parties for bona fide research purposes including the development of new animals or plants.

6.

Ownership of Inventions

a.

All rights, title, and interest in any Subject Invention made solely by employee(s) of ARS shall be owned by ARS.

b.

All rights, title, and interest in any Subject Invention made jointly by at least one (1) employee of ARS and at least one (1) employee of Zeta shall be jointly owned by ARS and Zeta.

c.

All rights, title, and interest in any Subject Invention made solely by employees of Zeta shall be owned by Zeta.

7.

Subject Invention Licenses

a.

Zeta is granted an option to negotiate an exclusive license in each Subject Invention owned or co-owned by ARS for one or more field(s) of use encompassed by the Scope of Agreement.  This license shall be consistent with the requirements of 35 USC 209(a), 209(b), and 209(f) and other such terms and conditions as may be reasonable under the circumstances, as agreed upon through good faith negotiations between Zeta and ARS.

b.

The option shall terminate whenever Zeta fails to:

(1)

Submit a complete application for an exclusive license within sixty (60) days of being notified by ARS of an Inventions availability for licensing; or

(2)

Submit a good faith written response to a written proposal of licensing terms within forty five (45) days of such proposal.

c.

Zeta grants ARS, on behalf of the US Government, a royalty free, nonexclusive, worldwide, irrevocable, nontransferable license for any Zeta solely owned Subject Invention.  The purpose of this license shall be to practice the Subject Invention or have it practiced, by or on behalf of the US Government, for research or other US Government purposes.  15 USC 3710a(b)(2).

8.

Subject Invention Information

a.

The Authorized Agents or designees of each party shall promptly make written disclosure to each other of each Subject Invention.

b.

This information shall be treated in confidence by the receiving party, EXCEPT: it may be shared with those having a need to know.

c.

Each party shall provide, when requested by the other, all information in its possession, or true copies thereof, pertaining to a Subject Invention which may be necessary or useful in the preparation, filing, and prosecution of patent or Plant  Variety Protection Certificate applications covering the Subject Invention.

9.

Intellectual Property Protection Applications

a.

ARS and Zeta agree to cooperate with the other in the preparation, filing, and prosecution of Patent or Plant Variety Protection Certificate applications on Subject Inventions in the United States of America and any other country.

b.

The Authorized Agents of each party or their designees shall provide the other party with a copy of any such application on a Subject Invention within fourteen (14) calendar days after filing.

c.

ARS shall have the first option to prepare and prosecute patent or Plant Variety Protection Certificate applications on Subject Inventions that are owned or co-owned by the U.S. Government, which option may be waived in whole or in part.

10.

Copyrights

a.

Any work copyrightable under 17 USC 101, et seq., produced in whole or in part by Zeta's employees under this Agreement shall be owned by Zeta.

b.

Zeta shall mark any such works with a copyright notice showing Zeta as an owner and shall have the option to register the copyright at Zeta's expense.

c.

Zeta hereby grants in advance to the U.S. Government, as represented by ARS, a worldwide, royalty-free, and nonexclusive license to use such copyrightable work for U.S. Governmental purposes.

d.

Examples of Governmental purposes are:

(1)

The right to reproduce the work in copies, phonograph or electronic records;

(2)

The right to perform or display the work publicly;

(3)

The right to prepare derivative works based on the work; and

(4)

The right to have others do so for U.S. Governmental purposes.

e.

Zeta will prominently mark each such copyrighted work subject to the U.S. Government purpose license with the words:

"This work was created in the performance of a Cooperative Research and Development Agreement with the U.S. Department of Agriculture.  The Government of the United States has a royalty-free government purpose license to use, duplicate or disclose the work, in whole or in part and in any manner, and to have or permit others to do so, for government purposes."

f.

Zeta shall furnish to ARS, at no cost to ARS, three (3) copies of each such work created in whole or in part by Zeta under this Agreement.

11.

Use of Name or Endorsements

Zeta shall not in any way state or imply that this Agreement or the results of this Agreement is an endorsement of its organizational units, employees, products, or services except to the extent permission is specifically granted by ARS' Authorized Agent (Authorized Departmental Officer).

12.

Regulatory Approvals

a.

Zeta is responsible for obtaining appropriate opinions, permits, or licenses from Federal or State agencies which regulate research materials orcommercial products that may arise from the research work performed within the Scope of Agreement.

b.

In carrying out its responsibilities under this clause, Zeta shall:

(1)

Consult and coordinate regulatory approval actions with ARS; and

(2)

Give ARS= Authorized Agent or designee a copy of any applications and opinions, permits, or licenses issued.

13.

Indemnity and Liability

a.

Zeta agrees to indemnify and hold harmless ARS from any liability arising from the negligent acts or omissions of an employee, agent, or officer of Zeta, EXCEPT:  to the extent aforesaid liability arises from the negligent acts or omissions of ARS, its employees, agents, or contractors and employees or agents of the contractor.

b.

ARS will hold Zeta harmless from any liability arising from the negligent act or omission of a Federal Government officer or employee acting within the scope of his or her employment, EXCEPT:  to the extent aforesaid liability arises from the negligent acts or omissions of Zeta, its employees, agents, or contractors and employees or agents of the contractor.

c.

ARS' liability is limited to that available pursuant to the Federal Tort Claims Act, 28 USC 2671, et seq.

14.

Termination

a.

This Agreement, or parts thereof, is subject to termination at any time by mutual consent.

b.

Either party may unilaterally terminate this entire Agreement at any time by giving the other party written notice not less than sixty (60) calendar days prior to the desired termination date.

c.

Pledges of confidentiality shall survive such termination.

d.

If either party unilaterally terminates this Agreement pursuant to this Clause, each party shall return to the other or destroy, as shall be then agreed, any and all data and materials originated or provided by one party to the other that is still in the receiving party=s possession.

15.

Availability of Appropriations

The continuance of this Agreement is subject to the passage by the Congress of the United States of an appropriation of funds from which expenditures may legally be made to cover ARS' contributions.

16.

Disputes

a.

Any dispute arising under this Agreement which cannot be readily resolved shall be submitted jointly to the Authorized Agents, identified in Clause 17 of these General Provisions.

b.

Each party agrees to seek in good faith to resolve the issue through negotiation or other forms of nonbinding dispute resolution processes mutually acceptable to the parties.

c

A joint decision of the Authorized Agents, or their designees, shall be dispositive of such dispute.

d.

Pending the resolution of any dispute or claim pursuant to this Clause, the parties agree that performance of all obligations shall be pursued diligently.

17.

Notices and Authorized Agents

Notices between the parties and copies of correspondence among the scientific and/or technical representatives of each party that interpret or may have a bearing on the legal effect of this Agreement's terms and conditions shall be sent to the Authorized Agents.  Referencing Agreement Number 58-3K95-3-XXX thereon, send copies to:

ARS' Authorized Agent:

Zeta's Authorized Agent

Richard J. Brenner

Harmel Rayat

USDA-ARS-OTT

Zeta Corporation

5601 Sunnyside Ave.

1025 - 11811 N. Tatum Blvd.

Beltsville MD 20705-5131

Phoenix, AZ 85028-1699

Tel.  (301) 504-6905

Tel. 604-659-5000

FAX:  (301) 504-5060

FAX: 604-659-5029

Email: crada.ott@

Email: rayat@simbra.net

nps.ars.usda.gov.

18.

Limitation on ARS' Scientific Representative's Authority

ARS' Scientific Representative, also known as the Authorized Departmental Officer's Designated Representative (AADODR@), is authorized to perform the research and development falling within the Scope of Agreement.  This individual is not authorized to change or interpret with authority the terms and conditions of this Agreement.

19.

Export Control

a.

Both ARS and Zeta understand that materials resulting from the performance of this Agreement may be subject of export control laws and regulations.

b.

Each party is separately responsible for compliance with such laws.

20.

Assignments

a.

Neither this Agreement nor any rights or obligations of the parties hereto shall be assigned or otherwise transferred by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld.

b.

In no case shall Zeta assign or transfer this Agreement to a party not a citizen or resident of the United States.

c.

ARS is an agency of the U.S. Government and any rights or obligations created under this Agreement are freely transferrable within the Government and shall not be deemed an "assignment" as contemplated by this Clause.

21.

Relationship of Parties

a.

ARS and Zeta act in their independent capacities in the performance of their respective functions under this Agreement and neither party is to be considered the officer, agent, or employee of the other.

b.

Each party shall permit the other entrance and exit from each=s facilities, as needed.

c.

Each party shall separately assign personnel, equipment, supplies, transportation, and facilities, as needed and available to meet each=s it responsibilities hereunder, such resources to remain the property of the assignor.

22.

Force Majeure

a.

Neither party shall be liable for any unforeseeable event beyond its reasonable control not caused by the fault or negligence of such party:

(1)

Which causes the party to be unable to perform its obligations under this Agreement; and

(2)

Which it has been unable to overcome by the exercise of due diligence.

(3)

This includes, but is not limited to, flood, drought, earthquake, storm, fire, pestilence, lightning and other natural catastrophes, epidemic, war, riot, civil disturbance or disobedience, strikes, labor dispute, failure, or sabotage of either party's facilities or any order or injunction made by a court or public agency.

b.

In the event of the occurrence of such force majeure event, the party unable to perform shall promptly notify the other party.  It shall also:

(1)

Use its best efforts to resume performance as quickly as possible;

(2)

Suspend performance only for such period of time as is necessary as a result of the force majeure event.

23.

Amendment

a.

If either party desires a modification in this Agreement, the parties shall confer in good faith to determine the desirability of such modification.

b.

Such modification shall not be effective until a written amendment is signed by the Authorized Agents of both parties.

24.

Severability

The illegality or invalidity of any provision of this Agreement shall not impair, affect, or invalidate the other provisions of this Agreement.

25.

Headings and Titles

The headings and titles to the articles and paragraphs in this Agreement are intended solely for convenience and shall be given no effect in the construction or interpretation of this Agreement.

26.

Ambiguities

ARS and Zeta agree that each party has reviewed this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply to the interpretation of this Agreement.

27.

Officials Not To Benefit

a.

No Delegate to or Member of the Congress of the United States of America shall have a part of or benefit from this Agreement.

b.

This requirement does not include corporations if this Agreement is entered into for the corporation's general benefit.

28.

Subcontracting Approval

a.

A party hereto desiring to obtain and use the services of a third party via contract or otherwise shall give prior notice to the other party, including details of the contract or other arrangement.

b.

This requirement is to assure that confidentiality is not breached and rights in Subject Inventions are not compromised.

29.

Governing Law

The construction, validity, performance, and effect of this entire Agreement shall be governed by the laws applicable to the Government of the United States of America as practiced in the Federal Courts located in the District of Columbia.

30.

US Competitiveness

US Government policy is that the results of a Cooperative Research and Development Agreement are to be used primarily to enhance the competitiveness of US industry and commerce.  15 USC 3710a(c)(4)(B).   Accordingly, Zeta agrees to use the results of this Agreement substantially in the United States prior to use in foreign countries.

31.

Entire Agreement

This Agreement constitutes the entire agreement between Zeta and ARS and supersedes all prior agreements and understandings between them with respect to its subject matter.

a.

Any representation, promise, or condition in connection with such subject matter which is not incorporated in this Agreement shall not be binding upon either party.

b.

No modification, renewal, extension, waiver, or termination of this Agreement or any of its provisions shall be binding upon the party against whom enforcement of such modification, renewal, extension, waiver, or termination is sought, unless made in writing and signed on behalf of such party by that party=s Authorized Agent.

c.

As used herein, the word "termination" includes any and all means of bringing to an end prior to its expiration by its own terms of this Agreement, or any provision thereof, whether by release, discharge, abandonment, or otherwise.

58-3K95-3-967

Schedule 1

CERTIFICATIONS

Zeta certifies that it:

1.

 X   is,     is not, a small business concern.

2.

    is, X   is not, a minority business.

3.

operates as:

    an individual

    a partnership

 X  a corporation

__ limited liability corporation

__ public institution

__ private institution

__ educational institution;

and is incorporated in the State of Florida.

4.

has not paid or agreed to pay any company or person (other than a bona fide employee working solely for Zeta) any fee, commission, percentage, or brokerage fee, contingent upon the award of this Agreement, and if so, agrees to furnish information relating thereto, as requested, by the Authorized Departmental Officer.

5.

has not employed or retained any company or person (other than a full-time bona fide employee working solely for Zeta) to solicit or secure this Agreement.

6.

its Principal Officers are not listed on the U.S. Government's list of debarred and suspended organizations and individuals; shall notify the Authorized Departmental Officer if so listed; and shall not subcontract or otherwise award to any organization or individual so listed.

7.

agrees to comply with the provisions of the Civil Rights Act of 1964, as amended, and Executive Order 11246, addressing equal opportunity and affirmative action.

8.

agrees to comply with the provisions of Title IX of the Education Amendment of 1972, 20 USC 1681, et seq.; Section 504 of the Rehabilitation Act of 1973, as amended, 29 USC 794; Age Discrimination Act of 1975, 42 USC 6101-6107; Clean Air Act, 42 USC 7401, et seq.; and Drug-Free Workplace Act of 1988, 41 USC 701, et seq.

9.

is in a position to undertake, perform, and complete this Agreement and will diligently perform work in accordance with its provisions.

58-3K95-3-967

Schedule 2

STATEMENT OF WORK

A.

Introduction/Background

ARS has developed several in-vitro model systems to investigate various aspects of hepatic gene expression and metabolic regulation.  These systems encompass both established cell lines and primary liver cell cultures.  One stem-like cell line, derived from porcine epiblast (embryonic) tissue is the ARS PICM-19 cell line (ARS patent #5,532,156), has been partially characterized and is a non-transformed immortal cell line that possesses many characteristics similar to that of intact liver parenchymal cells.  ARS interests would be greatly enhanced by further characterization and improvements in the culture technology that would ultimately result in the cell line not requiring feeder cell support and growth in a completely serum-free defined medium. These advancements would facilitate our understanding of regulatory events in pig liver gene/proteome expression and in regulation of nutrient metabolism.  Further, it has already been demonstrated that the unique hepatic characteristics of the ARS-PICM-19 cell line would have potential application for use in the production of a rescue device for human patients in liver failure (ARS patent # 5,866,420; AArtificial Liver Device@, granted to ARS on 2/2/1999).  To date, the cellular components of artificial liver devices that are being tested by other institutions are based on freshly isolated porcine hepatocytes, human transformed tumor cells, or poorly defined stem-like cells prepared from fresh human adult liver tissue.  It is widely recognized that the greatest hindrance to the development of a completely functional artificial liver rescue device is the lack of an appropriate defined cell line that will provide the functions of an intact liver.  The primary interest of Zeta is to explore the possibility that the ARS PICM-19 cell line is indeed the most appropriate cell line to use in such a device.

B.

Objective

The overall objective of the work is to optimize the patented ARS-PICM-19 cell line as an in-vitro model of the pig liver. The first objective is to investigate and discover culture conditions for the ARS-PICM-19 cell line, or modifications of the ARS-PICM-19 cell line technology itself, that will optimize function, i.e., culture conditions or cell line modifications that will enable, as closely as possible, the reproduction of normal pig liver functions in an in-vitro environment.  Directly related to the first objective will be the second objective of adapting and applying the optimized ARS-PICM-19 cell line technology to the development of an extracorporeal liver assist device as described in patent #5,866,420.

C.

Approach and Methodology

ARS will study experimental culture conditions for the ARS-PICM-19 cell or other pig epiblast-derived liver cell lines (as described under ARS patent #5,532,156, AHepatocyte Cell Line Derived from the Epiblast of Pig Blastocysts@) so as to optimize their hepatocyte functions for use as an in-vitro liver model and for their use in an artificial liver device.

Specific project objectives are the following:

1.

Develop cell culture system allowing the growth and differentiation of ARS-PICM-19 cells without STO feeder cell support.

2.

Develop serum-free, defined or semi-defined medium cell culture system for growth and differentiation of ARS-PICM-19 cells.

3

Develop spheroid cultures of PICM-19 cells without STO feeder cells and testing of rotating cell culture system (RCCS) for production and maintenance of spheroids.

4.

Investigate effects of accessory cells obtained from pig liver on spheroid form and function.

5.

Assay ARS-PICM-19 cells and spheroids for liver specific functions by measuring P450 activity, γ-glutamyltranspeptidase activity, urea production, and ammonia clearance.

6.

Assay ARS-PICM-19 liver specific protein synthesis and secretion by electrophoretic and immunochemical techniques.

7.

Assay liver specific markers in ARS-PICM-19 by immunocytochemistry.

8.

Document ARS-PICM-19 spheroid morphology by  electron microscopy.

9.

Zeta will provide funds for the salary of one post-doctoral researcher for a  period two years and funds for the associated laboratory supplies and professional activities involved with conducting the CRADA objectives.

D.

ARS’  Responsibilities

1.

Conduct these portions of the research project or perform the following tasks:

a.

Hire one post-doctoral research associate for a 2 year period.

b.

Provide laboratory and office space for the research associate.

c.

Provide fully equipped cell culture laboratory and protein chemistry laboratory.

d.

Provide experimental animals (pigs) and slaughter facilities.

e.

Acquire specific laboratory equipment, i.e., RCCS, and  supplies to conduct the CRADA objectives.

f.

Conduct research on the optimization of the ARS-PICM-19 cell line (or related pig epiblast-derived cell lines) as an in-vitro pig liver cell model and the adaptation of the ARS-PICM-19 liver cell technology to an extracorporeal liver assist device.

g.

Prepare progress reports on project objectives.

h.

Prepare and submit technical reports for publication.

2.

a.

Provide access to 1850 square feet of laboratory space in Building 200, Room 13, 202, 204, and 212, at the Beltsville Agricultural Research Center for those Zeta personnel assigned to this project.

b.

Provide utilities, services, and general support to Zeta's personnel, as needed and available.

E.

Zeta’s Responsibilities

1.

Perform these portions of the research effort:

a.

Interact with ARS personnel on the technical details involved with pig liver cell culture development.

b.

Provide funds for post-doctoral research associate for two years.

c.

Provide funds for project related laboratory equipment, supplies, and off site research services such as electron microscopy.

d.

Provide funds for position advertisement and travel expenses for position interviews.

e.

Provide funds for professional activities of research associate such as travel to meetings and project specific training activities.

f.

Prepare and file patent applications.

g.

Review reports and implement procedures for the development of an artificial liver device utilizing the ARS-PICM-19 cell line (or related pig liver epiblast-derived cell lines).

2.

Pay $ 292,727 to ARS.

a.

The payment schedule is:

(1)

$91,500 within 30 days of signing this agreement;

(2)

$20,700 on or before 1/31/03;

(3)

$20,700 on or before 4/30/03;

(4)

$20,700 on or before 7/31/03;

(5)

$91,500 on or before 10/31/03;

(6)

$15,875 on or before 1/31/04;

(7)

$15,876 on or before 4/30/04; and

(8)

$15,876 on or before 8/1/04

b.

Make checks or money orders out to the "Agricultural Research Service," cite Agreement No. 58-3K95-3-XXX thereon, and send to:

USDA, ARS, BA, Budget and Fiscal Office

10300 Baltimore Ave.

Bldg. 003, Rm. 306, BARC-West

Beltsville, Maryland 20705-2350

3.

Zeta may pay the travel and per diem of ARS scientific representatives traveling pursuant to this Agreement if such payment receives the prior approval of the appropriate ARS Area Director.

4.

ZETA will not furnish any personnel and/or equipment to ARS.

F.

ARS & Zeta’s Joint or Mutual Responsibilities

1.

Perform these portions of the effort jointly:

a.

Develop strategy for design of a support system matrix to grow and maintain established ARS-PICM-19 or related pig liver epiblast-derived cell lines.

b.

Evaluate efficacy of ARS-PICM-19 or related pig liver epiblast-derived cell lines in an in-vitro pig liver model system for potential use in an extracorporeal liver assist device.

ESTIMATED BUDGET

TOTAL YEARS

ARS

  ARS

Zeta

to Receive    In-House

In-House

Funds For

A.

Salaries and Wages.......

$150,000

$ 46,440

$144,000

B.

Equipment................

$ 13,025

$100,000

$ 12,000

C.

Materials and Supplies...

$ 91,000

$ -0-

$ -0-

D.

Travel

1.  Domestic.............

$  4,000

$  4,000

$ 16,000

2.  Foreign..............

$ -0-

$ -0-

$ -0-

E.

Facilities...............

$ -0-

$112,000

$ 24,000

F.

Other Direct Costs.......

$  5,430

$ 52,488

$ -0-

G.

TOTAL DIRECT COSTS.......

$263,455

$314,928

$196,000

H.

Indirect Costs...........

$ 29,272

$  -0-

$ -0-

I.

TOTAL COSTS (G+H)........

$292,727

$314,928

$196,000

YEAR 1

A.

Salaries and Wages.......

$ 75,000

$ 23,220

$ 72,000

B.

Equipment................

$ 13,025

$ 50,000

$  6,000

C.

Materials and Supplies...

$ 45,500

$  -0-

$ -0-

D.

Travel

1.  Domestic.............

$  2,000

$  2,000

$  8,000

2.  Foreign..............

$  -0-

$  -0-

$ -0-

E.

Facilities...............

$  -0-

$ 56,000

$ 12,000

F.

Other Direct Costs.......

$  2,715

$ 26,244

$ -0-

G.

TOTAL DIRECT COSTS.......

$138,240

$157,464

$ 98,000

H.

Indirect Costs...........

$ 15,360

$  -0-

$ -0-

I.

TOTAL COSTS (G+H)........

$153,600

$157,464

$ 98,000

YEAR 2

A.

Salaries and Wages.......

$ 75,000

$ 23,220

$ 72,000

B.

Equipment................

$  -0-

$ 50,000

$  6,000

C.

Materials and Supplies...

$ 45,500

$  -0-

$ -0-

D.

Travel

1.  Domestic.............

$  2,000

$  2,000

$  8,000

2.  Foreign..............

$  -0-

$  -0-

$ -0-

E.

Facilities...............

$  -0-

$ 56,000

$ 12,000

F.

Other Direct Costs.......

$  2,715

$ 26,244

$ -0-

G.

TOTAL DIRECT COSTS.......

$125,215

$157,464

$ 98,000

H.

Indirect Costs...........

$ 13,912

$  -0-

$ -0-

I.

TOTAL COSTS (G+H)........

$139,127

$157,464

$ 98,000